UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2022

ANGEL POND HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40382	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Third Avenue, 25th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 878-3702

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	POND.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	POND	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POND WS	New York Stock Exchange

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On August 30, 2022, Angel Pond Holdings Corporation (the “Company”) issued a promissory note (the “Note”) in the principal amount of up to $250,000 to Angel Pond Partners LLC (the “Sponsor”). The Note was issued in connection with advances the Sponsor may make in the future to the Company for costs and expenses related to the Company’s continued operation and any potential business combination. The Note is non-interest bearing and is payable on the earlier of (i) the termination of the Business Combination Agreement, dated as of January 31, 2022, by and among the Company, MariaDB Corporation Ab (“MariaDB”) and the other parties thereto (the “BCA”), and (ii) upon the winding-up of the Company (the “Maturity Date”). Upon the consummation of the transactions contemplated by the BCA and the Closing (as defined in the BCA) thereunder, the entire unpaid principal balance of the Note shall be automatically forgiven, discharged and cancelled for no consideration and the Note shall be deemed terminated as of immediately prior to the Closing. In the event that the Note is not forgiven, then MariaDB shall pay to the order of Sponsor, the entire principal balance as shall remain unpaid under this Note on the Maturity Date.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.18 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.18	Promissory Note, dated August 30, 2022 between the Company, MariaDB and the Sponsor

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Pond Holdings Corporation

Date: August 30, 2022	By:	/s/ Theodore Wang
	Name:	Theodore Wang
	Title:	Chief Executive Officer